January 10, 2014

STRATEGIC FUNDS, INC.

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated July 1, 2013

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

Pursuant to the terms of the Sub-Investment Advisory Agreement between The Dreyfus Corporation (“Dreyfus”) and Vulcan Value Partners LLC, ("Vulcan"), a subadviser to the fund, Vulcan duly provided notice of termination of its services under the Sub-Investment Advisory Agreement, effective on March 26, 2014 (the "Effective Date").

The portion of the assets of the fund under Vulcan’s management will be allocated to certain of the fund's six other sub-advisers, as determined by the Portfolio Allocation Manager.  The new target percentage of the fund's assets to be allocated to the sub-advisers by the Effective Date will be 19% to Neuberger Berman Management LLC, 12% to Iridian Asset Management LLC, 14% to Kayne Anderson Rudnick Investment Management, 20% to Lombardia Capital Partners, 15% to Thompson Siegel & Walmsley LLC, and 20% to Walthausen & Company, LLC.  It is anticipated that the re-allocation of Vulcan’s assets under management will be completed before the Effective Date.